Exhibit 32

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Liberty Diversified Holdings, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ronald C. Touchard, Chief Executive Officer of the Company, and Mario Ramirez, Acting Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ronald C. Touchard                  /s/ Mario Ramirez
-----------------------------------     -------------------------------
Ronald C. Touchard                      Mario Ramirez
Chief Executive Officer                 Acting Chief Financial Officer
May 17, 2006                            May 17, 2006